Vanguard Admiral Funds®

Vanguard Money Market Reserves

Supplement Dated March 25, 2026, to the Statement of Additional Information Dated December 19, 2025
In the Portfolio Transactions section, the information in the broker-dealer table is replaced in its entirety with the table below. The table shows the securities of regular brokers or dealers, (or their parent companies) as defined under applicable federal securities regulations, that each Fund held during the fiscal year ended August 31, 2025. The aggregate value of those holdings is as of August 31, 2025.

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Cash Reserves Federal Money Market Fund	—	—
Vanguard Federal Money Market Fund	—	—
Vanguard Treasury Money Market Fund	—	—
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SAI 030B 032026